                                                                   Exhibit 25.1

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2) |_|

                                ----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                  13-5160382
(State of incorporation                   (I.R.S. employer
if not a U.S. national bank)              identification no.)

One Wall Street, New York, N.Y.           10286
(Address of principal executive offices)  (Zip code)

                                ----------------

                              Autotote Corporation
              (Exact name of obligor as specified in its charter)

Delaware                                  81-0422894
(State or other jurisdiction of           (I.R.S. employer
incorporation or organization)            identification no.)

750 Lexington Avenue, 25th Floor
New York, New York                        10022
(Address of principal executive offices)  (Zip code)


                                ----------------

                         TABLE OF ADDITIONAL REGISTRANTS

Autotote Lottery Corporation              Delaware            52-1808020
220 South Continental Dr.
Newark, DE 19713

Autotote Enterprises, Inc.                Connecticut         06-1370549
600 Long Wharf Drive
New Haven, CT 06511

Acra Acquisition Corp.                    New Jersey          51-0383829
100 Bellevue Rd
Newark, Delaware 19714

Marvin H. Sugarman Productions, Inc.      New York            13-1951915
750 Lexington Avenue
New York, New York 10022

Autotote Gaming, Inc.                     Nevada              88-0415955
100 Bellevue Rd
Newark, Delaware 19714

Autotote Keno Corporation                 Nebraska            51-0354751
100 Bellevue Rd
Newark, Delaware 19714

Autotote Systems, Inc.                    Delaware            51-0354754
100 Bellevue Rd
Newark, Delaware 19714

Autotote International, Inc.              Delaware            51-0213540
100 Bellevue Rd
Newark, Delaware 19714

Autotote Management Corporation           Delaware            51-0354754
100 Bellevue Rd
Newark, Delaware 19714

Autotote Dominicana Inc.                  Delaware            51-0404302
100 Bellevue Rd
Newark, Delaware 19714

Scientific Games Holdings Corp.           Delaware            13-3615274
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Inc.                     Delaware            58-1943521
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games (Greece), Inc.           Delaware            58-2130029
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Acquisition, Inc.        Delaware            58-2105952
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scigames France Inc.                      Delaware            58-2391571
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Finance Corporation      Delaware            51-0381259
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

Scientific Games Royalty Corporation      Delaware            51-0381261
1500 Bluegrass Lakes Parkway
Alpharetta, GA 30004

                                ----------------

              12-1/2% Senior Subordinated Notes Due 2010, Series B
                      (Title of the indenture securities)

= = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

1.     GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

       (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

       -------------------------------------------------------------------------

                    Name                               Address
       -------------------------------------------------------------------------
       Superintendent of Banks of the  2 Rector Street, New York, N.Y.  10006
       State of New York               and Albany, N.Y.  12203

       Federal Reserve Bank of New     33 Liberty Plaza, New York, N.Y.  10045
       York

       Federal Deposit Insurance       Washington, D.C.  20429
       Corporation

       New York Clearing House         New York, N.Y.  10005
       Association

       (B)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE POWERS.

       Yes.

2.     AFFILIATIONS WITH OBLIGOR.

       IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       None.

16.    LIST OF EXHIBITS.

       EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

       1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits la and lb to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

       4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

       6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

       7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the __th day of ________, 2000.


                                    THE BANK OF NEW YORK


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

----------------------------------------------------------------
               Consolidated Report of Condition of                   EXHIBIT 7
                                                                     ---------
                      THE BANK OF NEW YORK
            of One Wall Street, New York, N.Y. 10286
             And Foreign and Domestic Subsidiaries.
----------------------------------------------------------------
 a member of the Federal Reserve System at the close of business June 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.
--------------------------------------------------------------------------------
                                                                 Dollar Amounts
 ASSETS                                                           in Thousands
 Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ......     $ 4,133,121
   Interest-bearing balances ...............................       4,153,905
Securities:
   Held-to-maturity securities..............................         908,946
   Available-for-sale securities ...........................       4,889,160
Federal funds sold and Securities purchased under agreements
   to resell ...............................................       4,471,741
Loans and lease financing receivables:
   Loans and leases, net of unearned income.................      38,423,509
   LESS:  Allowance for loan and lease losses...............         590,846
   LESS:  Allocated transfer risk reserve...................          12,596
   Loans and leases, net of unearned income,
   allowance and reserve ...................................      37,820,067
Trading Assets .............................................      11,028,326
Premises and fixed assets (including capitalized leases) ...         722,622
Other real estate owned ....................................           6,351
Investments in unconsolidated subsidiaries and associated
   companies ...............................................         166,189
Customers' liability to this bank on acceptances outstanding       1,154,448
Intangible assets ..........................................       1,338,942
Other assets ...............................................       3,392,303
                                                                 -----------
Total assets ...............................................     $74,166,121
                                                                 ===========
LIABILITIES -- Deposits
   In domestic offices .....................................     $28,759,739
                                                                 ===========
   Noninterest-bearing .....................................      12,991,192
   Interest-bearing ........................................      15,768,547
   In foreign offices, Edge and Agreement subsidiaries and IBFs   26,421,204
   Noninterest-bearing .....................................         550,232
   Interest-bearing ........................................      25,870,972
Federal funds purchased and Securities sold under agreements
   to repurchase ...........................................       1,619,310
Demand notices issued to the US Treasury....................         100,000
Trading liabilities ........................................       2,337,972
Other borrowed money
   With remaining maturity of one year or less .............       1,754,237
   With remaining maturity of more than one year through three
     years .................................................               0
   With remaining maturity of more than three years ........          31,080
 Banks liability on acceptances executed and outstanding ...       1,155,970
 Subordinated notes and debentures .........................       1,652,000
 Other liabilities .........................................       4,169,081
                                                                 -----------
 Total liabilities .........................................      68,000,593
                                                                 -----------
 EQUITY CAPITAL--Common stock ..............................       1,135,284
 Surplus ...................................................         956,428
 Undivided profits and capital reserves ....................       4,156,469
 Net unrealized holding gains (losses) on available-for-sale
   securities ..............................................         (33,142)
 Accumulated net gains (losses) on cash flow hedges ........               0
 Cumulative foreign currency translation adjustments                 (29,511)
                                                                 -----------
 Total equity capital ......................................       6,185,528
                                                                 -----------
 Total liabilities and equity capital ......................     $74,186,121
                                                                 ===========
--------------------------------------------------------------------------------
 I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.
 -- Thomas J. Mastro
--------------------------------------------------------------------------------
 We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and
 correct.    DIRECTORS :  Thomas A. Renyi, Gerald L. Hassell, Alan R. Griffith
--------------------------------------------------------------------------------